UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2012

DayStar Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34052	84-1390053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33556 Alvarado Niles Road

Union City, California 94587-1010

(Address of Principal Executive Offices) (Zip Code)

(408) 582-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement and Convertible Promissory Notes

DayStar Technologies, Inc. (the “Company”) and Sunlogics Power Fund Management Inc. (“Sunlogics”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) dated March 14, 2012. Pursuant to the Purchase Agreement, Sunlogics agreed to loan the Company $500,000 (the “Loan”) for payment of outstanding liabilities and other working capital purposes. On March 14, 2012, and March 16, 2012, the Company issued Sunlogics two Senior Convertible Promissory Notes (the “Notes”), representing the Company’s Senior Debt, in the principal amounts of $400,000 and $100,000, respectively. The Notes carry an interest rate of 6% per annum and each Note is convertible into shares of the Company’s common stock at a conversion price equal to the consolidated closing bid price of the Company’s common stock on the last business day prior to the issuance of the Note (subject to adjustment for certain corporate transactions). Each of the Notes, to the extent that any part of the outstanding principal amount is not converted into shares of common stock, matures on the first anniversary of the date of the issuance of the Note, and includes customary provisions concerning events of default. The Notes provide that the Company can not issue any common stock or securities convertible into common stock in connection with the conversion of the Notes without first obtaining stockholder approval if such issuance would result in the Company breaching its obligations under the applicable listing rules of The Nasdaq Stock Market.

The foregoing descriptions of the Purchase Agreement and the Notes do not purport to be complete and are qualified in their entirety by reference to the text of the Purchase Agreement and the form of Notes, which are included as exhibits to this report and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this report is hereby incorporated by reference into this Item 3.02 with respect to the terms and issuance of the Notes. The Company relied on an exemption from registration under Section 4(2) of the Securities Act of 1933 in issuing the Notes. The Company has obtained certain representations and warranties of the purchaser contained in the Purchase Agreement to support the Company’s reliance on this exemption.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated March 14, 2012, between the Registrant and Sunlogics Power Fund Management, Inc.

10.2	Form of Convertible Promissory Notes issued on March 14, 2012 and March 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: March 19, 2012	By	/s/ Christopher T. Lail
Christopher T. Lail
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated March 14, 2012, between the Registrant and Sunlogics Power Fund Management, Inc.

10.2	Form of Convertible Promissory Notes issued on March 14, 2012 and March 16, 2012.